UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 5, 2020 (May 4, 2020)

L BRANDS, INC.

(Exact name of registrant as specified in its charter)

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Delaware (State or another jurisdiction of incorporation)	1-8344 (Commission File Number)	31-1029810 (IRS Employer Identification No.)

Three Limited Parkway, Columbus, OH (Address of principal executive offices)		43230 (Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.50 par value per share	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on February 20, 2020, L Brands, Inc., a Delaware corporation (the “Company”), and SP VS Buyer LP, a Delaware limited partnership (“Sycamore”), entered into a Transaction Agreement (the “Transaction Agreement”).

On May 4, 2020, the Company and Sycamore, Sycamore Partners III, L.P. and Sycamore Partners III-A, L.P. (together, “Sycamore Partners”) mutually agreed to terminate the Transaction Agreement. In connection with the termination of the Transaction Agreement, the Company and Sycamore Partners agreed to settle all pending litigation in connection with the transactions contemplated by the Transaction Agreement and mutually release all claims in connection with the transactions contemplated by the Transaction Agreement. The Company did not incur any termination penalties in connection with the termination of the Transaction Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

Upon the conclusion of the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”), Leslie H. Wexner will resign as Chief Executive Officer of the Company.

Andrew Meslow, the Chief Executive Officer of Bath & Body Works, will be appointed by the Board of Directors of the Company as Chief Executive Officer and as a director of the Company, effective upon the conclusion of the Annual Meeting. Mr. Meslow joined the Company in 2003 as a Senior Vice President at Victoria’s Secret Stores. From 2004 to 2005, he was a Senior Vice President at the Company. From 2005 to 2007, he was the Chief Financial Officer of Bath & Body Works. From 2007 to 2012, he was the Chief Administrative Officer of Bath & Body Works. From 2012 to February 2020, he was the Chief Operating Officer of Bath & Body Works. Since February 2020, he has been the Chief Executive Officer of Bath & Body Works. There is no arrangement or understanding between Mr. Meslow and any other person pursuant to which he was selected as an officer or as a director. There are no family relationships between Mr. Meslow and any director or executive officer of the Company, and Mr. Meslow is not a party to any transaction in which the Company is a participant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L BRANDS, INC.

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Executive Vice President and Chief Financial Officer

Date: May 5, 2020